EXHIBIT 10.2
                                                                    ------------

                         EXECUTIVE EMPLOYMENT AGREEMENT

     This Executive  Employment  Agreement (the "Agreement") is made this 31 day
of   August,   2002  by  and   between   Susan   Gould-Fogerite,   Ph.D.   ("Dr.
Gould-Fogerite") and BioDelivery Sciences International, Inc. (the "Company").

     WHEREAS, the Company is engaged in the business of researching and developing drug delivery technologies; and

     WHEREAS, the Company and Dr. Gould-Fogerite are willing to continue the employment relationship, on the terms, conditions and covenants set forth in this Agreement;

     NOW, THEREFORE, in consideration of Dr. Gould-Fogerite's continued employment with the Company and other good and valuable consideration, receipt of which Dr. Gould-Fogerite and the Company hereby acknowledge, Dr. Gould-Fogerite and the Company agree, as follows:

     1. Position.  Dr. Gould-Fogerite agrees to her employment as Vice President
        --------
and Director of Innovations and Discovery. She further agrees to perform the job duties and to carry out the responsibilities of that position, as determined by the Chief Executive Officer from time to time.

     2. Dr.  Gould-Fogerite's  Effort. Dr.  Gould-Fogerite  agrees to devote her
        -----------------------------
full working time and best efforts, skill and attention to her position and to the business and interests of the Company.

     3.  Salary.  The  Company  shall pay Dr.  Gould-Fogerite  compensation  for
         ------
services rendered in the amount of One Hundred Forty Six Thousand Thirty Dollars ($146,030) per annum payable on a biweekly basis. Further, the Company, from time to time, shall pay Dr. Gould Fogerite such bonuses, additional compensation or other benefits as may be determined by the Executive Compensation Committee of the Board of Directors. Any changes in Dr. Gould-Fogerite's duties or compensation, shall not in any way affect the promises of Dr. Gould-Fogerite as set forth in this Agreement. Furthermore, Dr. Gould-Fogerite shall be reimbursed for expenses properly documented as per the Company's policy.

     4.  Termination.  This  Agreement  and the  status and  obligations  of Dr.
         -----------
Gould-Fogerite thereunder as an employee of the Company (except for the provisions of paragraph 5 through 9 inclusive, 11 through 14 inclusive) shall cease and terminate effective upon the close of business August 31, 2005, unless further extended by the parties hereto in writing; provided, that upon such date said termination shall not affect all rights that Dr. Gould-Fogerite may have pursuant to any of the Company's retirement plans, supplementary retirement plans, profit sharing and savings plans, healthcare, 401 (k) any other employee benefit plans sponsored by the Company, which, in accordance with its terms, is applicable to Dr. Gould-Fogerite.

          4.1 Death or Disability.  This Agreement shall automatically terminate
              -------------------
     upon the death of Dr. Gould-Fogerite and all of her rights hereunder, including the rights to receive compensation and benefits, except as otherwise required by law, shall terminate. The Company may, at its option, terminate this Agreement in the event that Dr. Gould-Fogerite shall be physically or mentally incapacitated which shall make her unable to perform the duties assigned to her for more than ninety (90) days in any one hundred eighty (180) day period. In the event of a dispute as to whether Dr. Gould-Fogerite is physically or mentally unable to perform her duties hereunder, the Company shall select an impartial physician to make a determination as to Dr. Gould-Fogerite's incapacity, if any. Dr. Gould-Fogerite agrees to submit to appropriate medical examinations for the purposes of such determination. Such termination shall not affect Dr. Gould-Fogerite's rights and obligations under paragraphs 5 through 9 inclusive, 11 through 14 inclusive, all of which shall survive the early termination or expiration of this Agreement.

          4.2 The  Company's  Right to Terminate  with  Notice.  The Company may
              ------------------------------------------------
     terminate this Agreement upon 30 days written notice to Dr. Gould-Fogerite. In case of termination under this section, the Company may elect to pay Dr. Gould-Fogerite a base rate of $146,030 for the notice period in lieu of permitting her to continue working. Aside from payment as herein provided, the Company shall have no further obligations to Dr. Gould-Fogerite following termination. The period during which Dr. Gould-Fogerite shall not compete with the Company in the event of termination under this section shall be shortened from three (3) years to one (1) year from date of termination.

          4.3 Termination for Cause.  Notwithstanding the immediately  preceding
              ---------------------
     paragraph or anything elsewhere herein contained to the contrary, the Company may terminate this Agreement and all of its obligations to Dr. Gould-Fogerite, with notice and effective unless Dr Gould-Fogerite cures the breach within 60 days, in the event that: (i) Dr. Gould-Fogerite breaches any term of this Agreement; (ii) if Dr. Gould-Fogerite is convicted of or enters a no contest plead to any felony or crime involving moral turpitude, or if she pleads guilty to a lesser included offence or crime in exchange for withdrawal of a felony indictment, felony charge by information, or is charged with a crime involving moral turpitude, whether the charge arises under the laws of the United States or any other state therein; (iii) Dr. Gould-Fogerite fails to perform the duties and obligations assigned her by the Board of Directors of the Company; (iv) the Company reasonably suspects that she has engaged in illegal drug or substance use or abuse; (v) she wrongfully appropriates for personal use or benefit any property or money of the Company entrusted to her by the Company; (vi) she disregards any legal directions of the Chief Executive Officer or the Board of Directors of the Company; (vii) she materially violates Company policies or procedures; (viii) she takes any actions that might damage the reputation of the Company or its ability to receive approvals of its drug delivery systems from the Food and Drug Adminstration (excluding, however, actions protected by "whistleblower" legislation); or
     (ix) Dr. Gould-Fogerite resigns her employment. In the event of termination for any of the reasons set forth herein Dr. Gould-Fogerite shall be bound by all of the terms of this Agreement that survive termination.

     5. Confidentiality. Dr. Gould-Fogerite shall keep confidential for a period
        ---------------
of three years for patented technology and five years for patent-pending technology, except as the Company may otherwise consent in writing, and not disclose, or make any use of except for the benefit of the Company, at any time either during or subsequent to Dr. Gould-Fogerite's performance of services for the Company, any trade secrets, knowledge, data or other information of the Company relating to products, processes, know how, technical data, designs, formulas, test data, customer lists, business plans, marketing plans and strategies, and product pricing strategies or other subject matter pertaining to any business of the Company or any of its clients, customers, consultants, licensees or affiliates which Dr. Gould-Fogerite may produce, obtain or otherwise learn of during the course of Dr. Gould-Fogerite's performance of services and after its termination (collectively "Confidential Information"). Dr. Gould-Fogerite shall not deliver, reproduce, or in any way allow any such Confidential Information to be delivered to or used by any third parties without the specific direction or consent of a duly authorized representative of the Company. The terms of this paragraph shall survive termination of this Agreement.

     6.  Return  of  Confidential   Material.   Upon  the  completion  or  other
         -----------------------------------
termination of Dr. Gould-Fogerite's services for the Company, Dr. Gould-Fogerite shall promptly surrender and deliver to the Company all records, materials, equipment, drawings, documents, lab notes and books and data of any nature pertaining to any invention, trade secret or confidential information of the Company or to Dr. Gould-Fogerite's services, and Dr. Gould-Fogerite will not take with her any description containing or pertaining to any Confidential Information, knowledge or data of the Company which Dr. Gould-Fogerite may produce or obtain during the course of her services. The terms of this paragraph shall survive termination of this Agreement.

     7. Assignment of Inventions.  Dr.  Gould-Fogerite shall assign and transfer
        ------------------------
to the Company her entire right, title and interest in and to all Inventions (as used in this Agreement, "Inventions" shall include, but not be limited to, ideas, improvements, designs and discoveries), whether or not patentable and whether or not reduced to practice, made or conceived by Dr. Gould-Fogerite (whether made solely by Dr. Gould-Fogerite or jointly with others) during the period Dr. Gould-Fogerite performs services for the Company which relate in any manner to cochleate or other forms of delivery technologies or to the actual or anticipated business, work or research and development of the Company or its affiliates, or result from or are suggested by any task assigned to Dr. Gould-Fogerite or any work performed by Dr. Gould-Fogerite for or on behalf of the Company or any of its affiliates. All Inventions are the sole property of the Company. The terms of this paragraph shall survive termination of this Agreement.

     8. Disclosure of Inventions: Patents. In connection with Inventions:
        ---------------------------------

     (a) Dr. Gould-Fogerite will disclose all Inventions promptly in writing to the person to whom Dr. Gould-Fogerite reports at the Company, with a copy to the President of the Company, in order to permit the Company to enjoy rights to which it may be entitled under this Agreement.

     (b) Dr. Gould-Fogerite will, at the Company's request promptly execute a written assignment of title to the Company for any Invention, and Dr. Gould-Fogerite will preserve any Invention as confidential information of the Company: and

     (c) Upon request, Dr. Gould-Fogerite will assist the Company or its nominee (at the Company's expense) during and at any time subsequent to Dr. Gould-Fogerite's performance of services for the Company in every reasonable way in obtaining for its own benefit patents and copyrights' for Inventions in any and all countries, which Inventions shall be and remain the sole and exclusive property of the Company or its nominee, whether or not patented or copyrighted. Dr. Gould-Fogerite will execute such papers and perform such lawful acts as the Company deems to be necessary to allow it to exercise all rights, title and interest in such patents and copyrights.

     The terms of this paragraph shall survive termination of this Agreement.

     9.  Execution  of  Documents.   In  connection  with  paragraph  8(c),  Dr.
         ------------------------
Gould-Fogerite will execute, acknowledge and deliver to the Company or its nominee upon request and at its expense all such documents, including applications for patents and copyrights and assignments of inventions, patents and copyrights to be issued therefore, as the Company may determine necessary or desirable to apply for and obtain letters, patents, and copyrights on Inventions in any and all countries and/or to protect the interest of the Company or its nominee in Inventions, patents and copyrights and to vest title thereto in the Company or its nominee. The terms of this paragraph shall survive termination of this Agreement.

     10.  Maintenance  of Records.  Dr.  Gould-Fogerite  will keep and  maintain
          -----------------------
adequate and current written records of all Inventions made by Dr. Gould-Fogerite (in the form of notes, sketches, drawings and as may be specified by the Company), which records shall be available to and remain the sole property of the Company at all times.

     11.  Prior  Inventions.  It is  understood  that  all  Inventions,  if any,
          ------------------
patented or unpatented which Dr. Gould-Fogerite made prior to the time the Company and Dr. Gould-Fogerite began to consider Dr. Gould-Fogerite's possible performance of services are excluded from the scope of the Agreement. To preclude any possible uncertainty, Dr. Gould-Fogerite has set forth on Exhibit A attached hereto a complete list of all such prior inventions, including numbers of all patents and patent applications, and a brief description of all unpatented inventions which are not the property of another party (including, without limitation a current or previous contracting party).

The list is complete with the exception of the pre-existing patents which Dr. Gould Fogerite has assigned to the Universities and to which the Company is the exclusive licensee and if no items are included on Exhibit A, Dr. Gould-Fogerite has no such prior inventions. Dr. Gould-Fogerite will notify the Company in writing before Dr. Gould-Fogerite makes any disclosure or performs any work on behalf of the Company which appears to threaten or conflict with proprietary rights Dr. Gould-Fogerite claims in any such invention or idea. In the event of Dr. Gould-Fogerite's failure to give such notice, Dr. Gould-Fogerite will make no claim against the Company with respect to any such inventions or ideas. The terms of this paragraph shall survive termination of this Agreement.

     12.  Competition - For purposes of this  Agreement  "Competitive  Activity"
          -----------
shall mean the development, manufacturing or sale of any lipid based drug delivery system.

                  a. Dr. Gould-Fogerite will not do, or intend to do, any of the following, either directly or indirectly, during Dr. Gould-Fogerite's employment with the Company and during the period of three (3) years after Dr. Gould-Fogerite's cessation of employment with the Company, anywhere in the world. In the event that Dr. Gould-Fogerite improperly competes with the Company, the period during which she engages in such competition shall not be counted in determining the duration of the the three (3) year non-compete restriction.

          i. Own, manage, operate, control, consult for, be an officer or director of, work for, or be employed in any capacity by any company, eleemosynary institution or any other business, entity, agency or organization which is in any way involved in the research, development, distribution, sale or commercialization of lipid based drug delivery technologies. During her employment with the Company, and with the prior written consent of the Board of Directors of BDSI, she may engage as a director, consultant, advisor, or reviewer for non-competing companies. In the event of termination and during the relevant non-compete period, Dr. Gould-Fogerite may be employed by a non-for-profit such as a University or governmental agency so long as her work is not funded by or beneficial to another lipid-based drug delivery technology company other than BDSI.

          ii. Solicit prior or current customers of the Company or any entities with which the Company has undertaken joint studies or developmental activities for any purpose in competition (as defined herein) with the Company; or

          iii. Solicit any then current employees employed by the Company without the Company's consent.

     Dr. Gould-Fogerite and Company agree that the phrase "Dr. Gould-Fogerite's cessation of employment with the Company" as used in this  Agreement,  refers to any  separation  from  her  employment  at the  Company  either  voluntarily  or involuntarily, either with cause or without cause, or whether the separation is at the behest of the Company or Dr. Gould-Fogerite (hereinafter referred to and defined as "Dr. Gould-Fogerite's Cessation of Employment").

                  b. This Agreement expressly authorizes and permits Dr. Gould-Fogerite to continue her present relationship with the University of Medicine and Dentistry of New Jersey provided Dr. Gould-Fogerite assign any compensation received from the University of Medicine and Dentistry of New Jersey during the term of this Agreement over to the Company. Dr. Gould-Fogerite's participation in income from the pre-existing exclusive license between the Company and the Universities is specifically excluded from this assignment of income to the Company and said royalty or sub-licensing income shall belong to Dr. Gould-Fogerite.

          13. Other Obligations.
              -----------------

               (a) Dr. Gould-Fogerite acknowledges that the Company from time to time may have agreements with other persons or with the U.S. Government, or agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work thereunder or regarding the confidential nature of such work. Dr. Gould-Fogerite will be bound by all such obligations and restrictions and will take all action necessary to discharge the obligations of the Company thereunder.

               (b) All of Dr. Gould-Fogerite's obligations under this Agreement shall be subject to any applicable agreements with, and policies issued by the Company to which Dr. Gould-Fogerite is subject.

     14.  Trade  Secrets  of  Others.  Dr.  Gould-Fogerite  represents  that Dr.
          --------------------------
Gould-Fogerite's performance of all the terms of this Agreement as employee to the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by Dr. Gould-Fogerite in confidence or in trust, and Dr. Gould-Fogerite will not disclose to the Company, or the Company to use, any confidential or proprietary information or material belonging to any other person or entity. Dr. Gould-Fogerite will not enter into any agreement, either written or oral, which is in conflict with this Agreement.

     15. Injunctive Relief. Dr.  Gould-Fogerite  acknowledges that any breach or
         -----------------
attempted breach by Dr. Gould-Fogerite of this Agreement or any provision hereof shall cause the Company irreparable harm for which any adequate monetary remedy does not exist. Accordingly, in the event of any such breach or threatened breach, the Company shall be entitled to obtain injunctive relief, without the necessity of posting a bond or other surety, restraining such breach or threatened breach.

     16. Modification.  This Agreement may not be changed,  modified,  released,
         ------------
discharged, abandoned, or otherwise amended, in whole or in part, except by an instrument in writing, signed by Dr. Gould-Fogerite and by the Company. Any subsequent change or changes in Dr. Gould-Fogerite's relationship with the Company or Dr. Gould-Fogerite's compensation shall not affect the validity or scope of this Agreement.

     17.  Entire  Agreement.  Dr.  Gould-Fogerite  acknowledges  receipt of this
          -----------------
Agreement, and agrees that with respect to the subject matter thereof, it is Dr. Gould-Fogerite's entire agreement with the Company, superseding any previous oral or written communications, representations, understandings with the Company or any office or representative thereof.

     18.  Severability.  In the event that any  paragraph  or  provision of this
          ------------
Agreement shall be held to be illegal or unenforceable, the entire Agreement shall not fall on account thereof, but shall otherwise remain in full force and effect, and such paragraph or provision shall be enforced to the maximum extent permissible.

     19.  Successors  and  Assigns.  This  Agreement  shall be binding  upon Dr.
          ------------------------
Gould-Fogerite's heirs, executors, administrators or other legal representatives and is for the benefit of the Company, its successors and assigns.

     20.  Governing  Law.  This  Agreement  shall be governed by the laws of the
          --------------
State of New Jersey except for any conflicts of law rules thereof that might direct the application of the substantive law of another state.

     21. Counterparts. This Agreement may be signed in two counterparts, each of
         ------------
which shall be deemed an original and both of which shall together constitute one agreement.

     22. Arbitration. In the event that either Dr. Gould-Fogerite, her spouse or
         -----------
any other person claiming  benefits on behalf of or through Dr.  Gould-Fogerite,

or the Company has a claim or dispute  based upon this  Agreement  including the interpretation or application of the terms and provisions of this Agreement, the sole and  exclusive  remedy is for that party to submit  the  dispute to binding arbitration  in  accordance  with  the  rules  of  arbitration  of the  American

Arbitration  Association in New Jersey. Any arbitrator selected to arbitrate any such dispute will have the power to interpret this Agreement.  Any determination or  decision  by the  arbitrator  shall be binding  upon the  parties and may be enforced in any court of law. The expenses of the arbitrator will be paid 50% by the Company and 50% by Dr.  Gould-Fogerite,  her spouse or other person,  as the case may be. The parties agree that this arbitration provision does not apply to the right of Dr. Gould-Fogerite to file a charge, testify, assist or participate in any manner in an investigation, hearing or proceeding before the Equal

Employment  Opportunity Commission or any other agency pertaining to any matters covered by this Agreement and within the jurisdiction of the agency.

     23. No Waiver.  No waiver by the Company of any breach of this Agreement by
         ---------
Dr. Gould-Fogerite shall constitute a waiver of any subsequent breach.

     24.  Notice.  Any notice hereby  required or permitted to be given shall be
          ------
sufficiently given if in writing and upon mailing by registered or certified mail, postage prepaid, to either party at the address of such party or such othis address as shall have been designated by written notice by such party to the other party.


EXECUTED as of the date set forth below.

Dated:   8/31/02
      --------------



                                  BIODELIVERY SCIENCES INTERNATIONAL, INC.


                                   By:   /s/Francis E. O'Donnell
                                       -------------------------------------
                                         Name:    Francis E. O'Donnell, Jr.
                                         Title:   President, CEO



                                         /s/Susan Gould-Fogerite
                                       -------------------------------------
                                         Susan Gould-Fogerite, Ph.D.

                                    EXHIBIT A
                                    ---------

                                PRIOR INVENTIONS

BIODELIVERY SCIENCES INTERNATIONAL, INC. (the "Company")

Gentlemen:

The following is a complete list of all inventions or improvements patented or, unpatented, that have been made or conceived or first reduced to practice by the undersigned alone or jointly with others prior to the time the Company and the undersigned first began to consider the undersigned's performance of services for the Company. The undersigned desires to remove the inventions and improvements listed, if any, from the operation of the foregoing Agreement.

Check one:

    X             No inventions or improvements.
-----------

                  As follows:
---------







                  Additional sheets attached.
---------


Dated:      8/31/02                       /s/ Susan Gould-Fogerite
       ------------------        --------------------------------------------
                                          Susan Gould-Fogerite, Ph.D.